UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	October 17, 2006
Gehl Company
(Exact name of registrant as specified in its charter)

Wisconsin	0-18110	39-0300430
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

143 Water Street, West Bend, Wisconsin 53095
(Address of principal executive offices, including zip code)
(262) 334-9461
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

        See Item 2.03 below.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

        On October 17, 2006, Gehl Company and its subsidiaries, Compact Equipment Attachments, Inc., Gehl Power Products, Inc. and Mustang Manufacturing Company, Inc. (collectively the “Company”), entered into an unsecured Credit Agreement (the “Credit Agreement”) with a syndicate of five banks, led by Bank of Montreal as agent for the group. Under the Credit Agreement, the Company has available a five-year $125 million revolving credit facility. In connection with its entry into the Credit Agreement, Gehl Company pledged the capital stock of the above referenced subsidiaries which are all co-borrowers under the Credit Agreement. The Company may elect to pay interest on amounts borrowed under the Credit Agreement at a rate equal to either (1) LIBOR plus an applicable margin or (2) the prime commercial rate of interest less an applicable margin. Initially, interest under the Credit Agreement is payable at a rate of LIBOR plus .625% or the prime commercial rate less 1.125%. Amounts borrowed under the Credit Agreement on October 17, 2006 were used to repay in full the Company’s existing debt outstanding under its June 3, 2005 Credit Agreement that was in place with the same bank group. All bank financing commitments under the June 3, 2005 agreement were cancelled, and that agreement and related ancillary agreements were terminated, upon the effectiveness of the Credit Agreement and the bank group’s security interest in certain Company assets was released.

        A copy of the Credit Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(10.1)	Credit Agreement, dated October 17, 2006, among Gehl Company, Compact Equipment Attachments, Inc., Gehl Power Products, Inc., Mustang Manufacturing Company, Inc., the lenders named therein and Bank of Montreal, as administrative agent.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEHL COMPANY
Date: October 20, 2006	By: /s/ Thomas M. Rettler
Thomas M. Rettler
Vice President and Chief Financial Officer

GEHL COMPANY

Exhibit Index to Current Report on Form 8-K
Dated October 17, 2006

Exhibit
Number

(10.1)	Credit Agreement, dated October 17, 2006, among Gehl Company, Compact Equipment Attachments, Inc., Gehl Power Products, Inc., Mustang Manufacturing Company, Inc., the lenders named therein and Bank of Montreal, as administrative agent.

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